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		      SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C. 20549

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				   EXHIBITS
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		      REGISTRATION STATEMENT ON FORM S-8

		      CYPRESS SEMICONDUCTOR CORPORATION







































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			       INDEX TO EXHIBITS



  ___________________  ______________________________________________________
      Exhibit No.                            Description



      4.1* Amended and Restated 1994 Stock Option Plan (and form of agreement thereunder).

      5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, Counsel to the Company.

      23.1             Consent of Price Waterhouse LLP, Independent
		       Accountants.

      23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation, Counsel to the Company (contained in Exhibit 5.1).

      24.1             Power of Attorney (see p. 9).



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*     Incorporated by reference from the Company's Quarterly Report on Form
      10-Q for the quarter ended April 1, 1996 (File No. 1-10079) filed on May 16, 1996.